SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 20, 1996




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)






           Virginia                                  33-97660                          54-1088621
(State or other jurisdiction of                    (Commission                       (IRS Employer
        incorporation)                             File Number)                    Identification No.)



7 North Eighth Street, Richmond, Virginia                               23219
   (Address of principal executive offices)                          (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 771-7814


                     The exhibit index is located on page 4.

Item 5              Other Events.

                    The July, 1996 Statement to Investor Certificateholders was distributed August 20, 1996.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
                    Exhibit 20:

                    Statement to Investor Certificateholders for the period from July 1, 1996 to July 31, 1996.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SIGNET HELOC TRUST 1995-A

                                          By:    SIGNET BANK




                                          By:     /s/ Suzanne Bachman
                                                  Suzanne Bachman
                                                  Senior Vice President




Date:  August 20, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS



                                                                                      Sequentially
Exhibit                                                                               Numbered
Number            Exhibits                                                            Page

     1            Statement to Investor Certificateholders                                    05
                  for the period July 1, 1996 to July 31, 1996.

